UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 2, 2001

                          Commission file number 1-5270

                              SOFTNET SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                                     11-1817252
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    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                    Identification Number)


                         650 Townsend Street, Suite 225
                         San Francisco, California 94103
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                    (Address of principal executive offices)


                                 (415) 365-2500
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              (Registrant's telephone number, including area code)

                                       N/A

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          (Former name or former address, if changed since last report)


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
Item 5.  Other Events

On May 2, 2001 the Company announced that Linus W. L. Cheung, Deputy Chairman of Pacific Century CyberWorks ("PCCW"), has been Elected as a director of the Company, following the resignation of George Chan. Mr. Cheung will also take Mr. Chan's place on two committees: audit and compensation. PCCW has the right to nominate two directors pursuant to a stock purchase agreement between the Company and PCCW.

A copy of the press release concerning this appointment is attached hereto as
Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


          (c) Exhibits. The following document is filed as an exhibit to this report:

               1.   Exhibit 99.1 - Press Release dated May 2, 2001.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SoftNet Systems, Inc.
                                                --------------------------------
                                                (Registrant)

Date:  May 2, 2001                      By:  /s/  Ronald I. Simon
                                                --------------------------------
                                                 Ronald I. Simon
                                                 Chief Executive Officer

                              SoftNet Systems, Inc.
                                  Exhibit Index
                                   to Form 8-K




             Exhibit No.             Description

               99.1             Press Release dated May 2, 2001.